UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

DRAGONFLY ENERGY HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-40730	85-1873463
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12915 Old Virginia Road
Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 622-3448

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DFLI	The Nasdaq Capital Market
Redeemable warrants, exercisable for common stock	DFLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On July 31, 2026, Dragonfly Energy Holdings Corp. (the “Company”) and its wholly owned subsidiary, Dragonfly Energy Corp. (the “Subsidiary”) entered into an asset purchase agreement (the “Purchase Agreement”) pursuant to which the Subsidiary acquired substantially all of the operating assets associated with the Dakota Lithium® brand (the “Transaction”), from Clean Liquidation, LLC (assignment for the benefit of creditors) (the “Seller”), which succeeded to the assets of Clean Republic SODO, LLC (the “Assignor”).

Pursuant to the Purchase Agreement, the Subsidiary purchased substantially all of the operating assets associated with the Dakota Lithium® brand (the “Assets”) on an “as is” and “where is” basis. The Subsidiary also assumed certain liabilities relating to the Assets. In consideration of the purchase of the Assets, the Company and the Subsidiary paid an aggregate purchase price of $4.0 million (the “Purchase Price”), consisting of (i) $1 million in cash and (ii) 1,500,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock” and such shares, the “Shares”), issued by the Company at a price of $2.00 per share, for an aggregate value of $3.0 million. The Shares were issued to Recipients (as defined below) pursuant to the Securities Receipt Agreement (as defined below).

The Purchase Agreement contains customary representations and warranties, covenants, indemnification provisions and closing conditions customary for a transaction of this nature, including, without limitation, confidentiality obligations.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Securities Receipt Agreement

On July 31, 2026, in connection with the Purchase Agreement, the Company entered into a Securities Receipt Agreement (the “Securities Receipt Agreement”) with the recipients party thereto (the “Recipients”). Pursuant to the Securities Receipt Agreement, the Company issued the Shares to the Recipients in exchange for a release of the secured claims against the Assets.

The Securities Receipt Agreement contains customary representations and warranties of the Company and the Recipients. The Shares issued pursuant to the Securities Receipt Agreement are subject to a 12-month lock-up period during which the Recipients may not offer, sell, or otherwise dispose of such shares, subject to certain permitted transfers. The Shares are also subject to transfer restrictions and will bear a restrictive legend.

The foregoing description of the Securities Receipt Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Securities Receipt Agreement filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Seventh Term Loan Amendment

On July 31, 2026, the Company, the Subsidiary and Battle Born Battery Products, LLC entered into the Seventh Amendment (the “Seventh Amendment”) to its Term Loan, Guarantee and Security Agreement (as amended, the “Term Loan Agreement”) with the lenders (the “Lenders”) and Alter Domus (US) LLC, as agent, with respect to the Company’s senior secured term loan facility (the “Term Loan”). Under the Seventh Amendment:

●	the Lenders have consented to the Transaction;

●	during the period from the Seventh Amendment effective date through December 31, 2026 (the “PIK Period”), the interest rate under the Term Loan Agreement has been modified to 14.0% per annum (from 12.0%), all of which shall be payable-in-kind;

●	the commencement date for testing the maximum senior leverage ratio covenant and the fixed charge coverage ratio covenant has been extended from March 31, 2027 to September 30, 2027; and

●	the minimum liquidity covenant has been modified to require minimum Liquidity (as defined in the Term Loan Agreement) of $4,000,000 for the period from August 31, 2026 through January 31, 2027, and $5,000,000 thereafter.

The summary of the terms of the Seventh Amendment herein is subject to and qualified in its entirety by the full text of the Seventh Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 with respect to the Seventh Amendment is hereby incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 with respect to the issuance of the Shares is hereby incorporated by reference into this Item 3.02. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On July 31, 2026, the Company issued a press release announcing the Transaction and the Seventh Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, regardless of any general incorporation language in such filing.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1#	Asset Purchase Agreement, dated July 31, 2026, by and among the Company, the Subsidiary and the Seller.
10.2	Form of Securities Receipt Agreement between the Company and the Recipients.
10.3	Seventh Amendment to Term Loan, Guarantee and Security Agreement, dated as of July 31, 2026, by and among the Company, Dragonfly Energy Corp., Battle Born Battery Products, LLC, the lenders from time to time party thereto and Alter Domus (US) LLC.
99.1	Press Release of Dragonfly Energy Holdings Corp., dated July 31, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

# Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAGONFLY ENERGY HOLDINGS CORP.

Dated: July 31, 2026	By:	/s/ Denis Phares
	Name:	Denis Phares
	Title:	Chief Executive Officer, Interim Chief Financial Officer and President